FINANCIAL RESULTS For the First Quarter Ended January 31, 2015 Exhibit 99.2

Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Verifone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Verifone’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. FORWARD-LOOKING STATEMENTS

NON-GAAP FINANCIAL MEASURES 3 With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in Verifone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate Verifone’s performance and to compare Verifone’s current results with those for prior periods as well as with the results of peer companies. These Non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

INTRODUCTION Paul Galant CEO

Q1 RESULTS: KEY TAKEAWAYS 5 Grew top line by 11% year-over-year; increased profitability Increased profit margins by 50bps over Q4; 200+bps YOY Record revenues in North America Improving free cash flow; de-leveraging our balance sheet Continued transformation progress Executing in Year of Product

TOP THREE VERIFONE INITIATIVES: YEAR TWO PRIORITIES 6 • Complete site and Center of Excellence consolidation • 90% of apps on new architecture • Consolidate 3 gateways by end of 2015 • Continue headcount efficiency • Complete 20% data center consolidation • Consolidate distribution, repair & warehouse operations • Close additional 11 facilities • Liquidate additional 13 legal entities • 60% of entities covered by shared services Product Portfolio Management R&D Re-Engineering Cost Optimization • Ongoing portfolio optimization • Transition to next gen HW/SW platform • Mobile solution re-design 6

COMMERCE ENABLEMENT FY15: THE “YEAR OF PRODUCT” 7 PAYMENT AS A SERVICE TERMINAL SLUTIONS TERMINAL SOLUTIONS Next Gen Terminals (Launch in Q415) New mPOS Suite (Next gen mobile terminal, SMB cloud POS) China (Low cost solution out of pilot) U.S. (Additional investments in EMV certifications for SMB) New Market Growth (U.S., U.K., Turkey) Security (Encryption in U.S., U.K.) Estate Management (New version of global solution) SCA (Processor & merchant wins, connecting 100k terminals) Media (Screen network growth; media solution in Germany) Petroleum (New payment, media and site control solutions) Triggers (Beaconized terminal proof of concept at NRF) App Store (Launch in FY15) 7

Q1 FINANCIAL RESULTS AND GUIDANCE Marc Rothman CFO

NON-GAAP KEY METRICS* 9 * Net Income = Net Income attributable to VeriFone Systems, Inc. stockholders * Operating Cash Flow = GAAP net cash provided by operating activities * A reconciliation of our GAAP to Non-GAAP financial measures, including Free Cash Flow, can be found in the appendix section Q115 Q114 Q414 Q115 % SEQ Inc(Dec) % YoY Inc(Dec) Net Revenues 437 491 487 (1)% 11% Gross Margin 185 207 206 0% 11% % of Revenue 42.4% 42.3% 42.4% 0.1pts 0.0pts Operating Income 53 68 70 3% 32% % of Revenue 12.2% 13.9% 14.4% 0.5pts 2.2pts Net Income* 35 50 51 2% 46% EPS 0.31 0.44 0.44 0% 42% Operating Cash Flow* 32 52 41 (21)% 28% Free Cash Flow 11 29 22 (24)% 100%

$ in millions NON-GAAP NET REVENUES PROFILE* Q115 Q114 Q414 Q115 % SEQ Inc(Dec) % YoY Inc(Dec) Organic YoY Growth Organic YoY Constant Currency Growth North America 122 149 160 8% 31% 31% 32% LAC 68 82 71 (13)% 4% 4% 15% EMEA 186 189 181 (5)% (3)% (3)% 4% Asia-Pacific 60 70 75 7% 24% 24% 28% TOTAL 437 491 487 (1)% 11% 11% 17% Q414 Q115 Q114 NA 28% ASIA-PAC 14% LAC 15% EMEA 43% NA 30% ASIA-PAC 14% LAC 17% EMEA 39% NA 33% ASIA-PAC 15% LAC 15% EMEA 37% * A reconciliation of our GAAP to Non-GAAP total net revenues can be found in the appendix section 10

NON-GAAP NET REVENUES AND GROSS MARGIN* $ in millions Q114 Q414 Q115 System Solutions 261 311 313 Services 176 180 174 Total Net Revenues 437 491 487 Services % of Total Net Revenues 40% 37% 36% $ in millions % of Revenue * A reconciliation of our GAAP to Non-GAAP Net revenues and gross margin can be found in the appendix section 11 Q114 Q414 Q115 System Solutions 40.1% 41.5% 42.4% Services 45.7% 43.6% 42.4% Total Gross Margin % 42.4% 42.3% 42.4%

NON-GAAP OPERATING EXPENSES* 12 * A reconciliation of our GAAP to Non-GAAP operating expenses can be found in the appendix section $ in millions Q114 Q414 Q115 Research and Development 46 47 46 % of Revenue 11% 10% 9% Sales and Marketing 47 50 50 % of Revenue 11% 10% 10% General and Administrative 38 42 40 % of Revenue 9% 9% 8% Total Operating Expenses 132 139 136 % of Revenue 30% 28% 28%

TOTAL CASH, GROSS DEBT AND NET DEBT



($ in millions)
Total Cash
506
309
268
249
230
264
250
241
Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115



($ in millions)
Gross Debt
1279
1119
1036
1001
940
924
883
863
Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115

As of January 31, 2015:

- $863M Outstanding Debt:
  - Short-term of $32M
  - Long-term of $831M
- Credit Ratings:
  - S&P . . . BB-
  - Moody's . . . Ba3



($ in millions)
Net Debt
773
810
768
752
710
660
633
622
Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115

13

Verifone

Q114 Q414 Q115 $ Days $ Days $ Days Accounts Receivables, net 263 54 306 56 287 53 Inventories, net 121 46 124 38 138 42 Accounts Payable 110 39 161 51 146 47 Cash Conversion Cycle 61 43 48 $ in millions, except days Notes: Accounts Receivable Days is calculated as Accounts Receivable, net divided by Non-GAAP Total Net Revenues * 90 days Inventory Days is calculated as Average Inventory, net divided by Non-GAAP Total Cost of Net Revenues * 90 days Accounts Payable Days is calculated as Accounts Payable divided by Non-GAAP Total Cost of Net Revenues * 90 days Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days A reconciliation of our GAAP to Non-GAAP total net revenues and GAAP to Non-GAAP total cost of net revenues can be found in the appendix section BALANCE SHEET SELECT DATA 14

WORKING CAPITAL TREND Working Capital Performance* 20.1% 19.7% 17.7% 15.7% 14.3% 14.1% 13.7% 14.3% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Percent of S a le s Y/Y changes • AR increased $24M • Inventory increased $16M • AP increased $36M * Working Capital Performance, as % of Non-GAAP Total Net Revenues = working capital / quarterly non-GAAP Total Net Revenues annualized • Working Capital = AR + Inventory – AP • A reconciliation of our GAAP to Non-GAAP total net revenues can be found in the appendix section 15

CASH FLOW 58 31 38 11 36 38 29 22 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Free Cash Flow* 22 ($ in millions) ($ in millions) Operating Cash Flow: $41M Free Cash Flow: $22M * Operating Cash Flow = GAAP net cash provided by operating activities. Free Cash Flow is a non-GAAP financial measure. CapEx: $20M 79 49 55 32 57 59 52 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Operating Cash Flow* 16 * A reconciliation of our GAAP net cash provided by operating activities to Free Cash Flow can be found in the appendix section 41

GUIDANCE*

Guidance	Q215	Full Year FY15
Non-GAAP Net Revenues	$485M – 489M	$1.99B - 2.00B
Non-GAAP EPS	$0.41 – 0.42	$1.78 - 1.82
Free Cash Flow	~$30M	$140M – 150M

Other Items	Q215	Full Year FY15
Non-GAAP Operating Expenses	~$139M	~$555M
Non-GAAP Effective Tax Rate	~14.5%	~14.5%
Capital Expenditures	~$30M	~$125M
Non-GAAP Fully Diluted Shares	~116M	~117M

* Reconciliations to GAAP of these forward-looking Non-GAAP financial measures, to the extent available without unreasonable effort, can be found in the appendix section.

Verifone®

17

CONCLUSION Paul Galant CEO

Q&A SESSION

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q115

(In millions, except per share data and percentages)	Note	Net revenues	Gross margin	Gross margin percentage	Operating income (loss)	Net income (loss) attributable to VeriFone Systems, Inc. stockholders
Three Months Ended January 31, 2015						
GAAP		**$ 486.2**	**$ 199.2**	**41.0%**	**$ 23.2**	**$ 13.8**
Adjustments:						
Amortization of step-down in deferred services net revenues at acquisition	A	0.7	0.7		0.7	0.7
Amortization of purchased intangible assets	D	—	4.7		27.0	27.0
Other merger and acquisition related expenses	D	—	0.3		0.7	(1.9)
Stock based compensation	E	—	0.7		12.2	12.2
Restructuring charges	F	—	—		1.4	1.4
Other charges and income	F	—	0.8		4.9	4.9
Income tax effect of non-GAAP exclusions and adjustment to cash basis tax rate	F	—	—		—	(7.3)
Non-GAAP		$ 486.9	$ 206.4	42.4%	$ 70.1	$ 50.8

	Weighted average number of shares used in computing net income (loss) per share: Basic	Diluted	Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders (1): Basic	Diluted
GAAP	**113.4**	**115.5**	**$ 0.12**	**$ 0.12**
Non-GAAP	113.4	115.5	$ 0.45	$ 0.44

(1) Net income (loss) per share is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A, D-F at the end of the appendix.

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Verifone®

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q414

(In millions, except per share data and percentages)	Note	Net revenues	Gross margin	Gross margin percentage	Operating income (loss)	Net income (loss) attributable to VeriFone Systems, Inc. stockholders
Three Months Ended October 31, 2014						
GAAP		**$ 490.5**	**$ 196.5**	**40.1%**	**$ 33.5**	**$ 31.1**
Adjustments:						
Amortization of step-down in deferred services net revenues at acquisition	A	0.2	0.2		0.2	0.2
Amortization of purchased intangible assets	D	—	10.0		33.8	33.8
Other merger and acquisition related expenses	D	—	0.6		1.0	(3.5)
Stock based compensation	E	—	0.7		13.0	13.0
Restructuring charges	F	—	0.2		1.5	1.5
Other charges and income	F	—	(0.8)		(14.9)	(15.9)
Income tax effect of non-GAAP exclusions and adjustment to cash basis tax rate	F	—	—		—	(10.1)
Non-GAAP		$ 490.7	$ 207.4	42.3%	$ 68.1	$ 50.1

	Weighted average number of shares used in computing net income (loss) per share:		Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders (1)	
	Basic	Diluted	Basic	Diluted
GAAP	**113.1**	**115.1**	**$ 0.27**	**$ 0.27**
Non-GAAP	113.1	115.1	$ 0.44	$ 0.44

(1) Net income (loss) per share is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A, D-F at the end of the appendix.

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Verifone®

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q114

(In millions, except per share data and percentages)	Note	Net revenues	Gross margin	Gross margin percentage	Operating income (loss)	Net income (loss) attributable to VeriFone Systems, Inc. stockholders
Three Months Ended January 31, 2014						
GAAP		**$ 436.1**	**$ 170.2**	**39.0%**	**$ (6.5)**	**$ (16.2)**
Adjustments:						
Amortization of step-down in deferred services net revenues at acquisition	A	1.1	1.1		1.1	1.1
Amortization of purchased intangible assets	D	—	11.4		36.1	36.1
Other merger and acquisition related expenses	D	—	2.0		3.2	5.7
Stock based compensation	E	—	0.5		15.7	15.7
Other charges and income	F	—	—		3.6	5.2
Income tax effect of non-GAAP exclusions and adjustment to cash basis tax rate	F	—	—		—	(12.8)
Non-GAAP		$ 437.2	$ 185.2	42.4%	$ 53.2	$ 34.8

	Note	Weighted average number of shares used in computing net income (loss) per share: Basic	Diluted	Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders (1): Basic	Diluted
GAAP		**110.3**	**110.3**	**$ (0.15)**	**$ (0.15)**
Adjustment for diluted shares	G	—	2.1		
Non-GAAP		110.3	112.4	$ 0.32	$ 0.31

(1) Net income (loss) per share is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A, D-G at the end of the appendix.

23

Verifone®

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGIN

(In millions, except percentages)	Note	System solutions net revenues	Services net revenues	Total net revenues	Total cost of net revenues	System solutions gross margin	Services gross margin	Total gross margin
Three Months Ended January 31, 2015								
GAAP		**$ 313.4**	**$ 172.8**	**$ 486.2**	**$ 287.0**	**$ 127.8**	**$ 71.4**	**$ 199.2**
Amortization of step-down in deferred services net revenues at acquisition	A	—	0.7	0.7	—	—	0.7	0.7
Other acquisition and restructure related, net	D	—	—	—	(5.0)	4.6	0.4	5.0
Stock based compensation	E	—	—	—	(0.7)	0.5	0.2	0.7
Other charges and income	F	—	—	—	(0.8)	—	0.8	0.8
Non-GAAP		$ 313.4	$ 173.5	$ 486.9	$ 280.5	$ 132.9	$ 73.5	$ 206.4
Percentage of total net revenues		64.4%	35.6%		57.6%	42.4%	42.4%	42.4%
Three Months Ended October 31, 2014								
GAAP		**$ 310.9**	**$ 179.6**	**$ 490.5**	**$ 294.0**	**$ 119.8**	**$ 76.7**	**$ 196.5**
Amortization of step-down in deferred services net revenues at acquisition	A	—	0.2	0.2	—	—	0.2	0.2
Other acquisition and restructure related, net	D	—	—	—	(10.8)	9.5	1.3	10.8
Stock based compensation	E	—	—	—	(0.7)	0.5	0.2	0.7
Other charges and income	F	—	—	—	0.8	(0.8)	—	(0.8)
Non-GAAP		$ 310.9	$ 179.8	$ 490.7	$ 283.3	$ 129.0	$ 78.4	$ 207.4
Percentage of total net revenues		63.4%	36.6%		57.7%	41.5%	43.6%	42.3%
Three Months Ended January 31, 2014								
GAAP		**$ 261.2**	**$ 174.9**	**$ 436.1**	**$ 265.9**	**$ 93.7**	**$ 76.5**	**$ 170.2**
Amortization of step-down in deferred services net revenues at acquisition	A	—	1.1	1.1	—	—	1.1	1.1
Other acquisition and restructure related, net	D	—	—	—	(13.4)	10.8	2.6	13.4
Stock based compensation	E	—	—	—	(0.5)	0.3	0.2	0.5
Non-GAAP		$ 261.2	$ 176.0	$ 437.2	$ 252.0	$ 104.8	$ 80.4	$ 185.2
Percentage of total net revenues		59.7%	40.3%		57.6%	40.1%	45.7%	42.4%

24

See explanatory notes for A, D-F at the end of the appendix

Verifone®

RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES 25 See explanatory notes for D-F at the end of the appendix (In millions, except percentages) Note Research and development Sales and marketing General and administrative Total Three Months Ended January 31, 2015 GAAP $ 48.9 $ 57.4 $ 47.4 $ 153.7 Other acquisition and restructure related, net D (0.1) (0.7) (1.0) (1.8) Stock based compensation E (2.7) (4.1) (4.6) (11.4) Other charges and income F (0.5) (2.2) (1.5) (4.2) Non-GAAP $ 45.6 $ 50.4 $ 40.3 $ 136.3 As a percentage of Non-GAAP Net Revenues 9% 10% 8% 28 % Three Months Ended October 31, 2014 GAAP $ 50.0 $ 56.3 $ 50.6 $ 156.9 Other acquisition and restructure related, net D (0.3) (0.2) (1.3) (1.8) Stock based compensation E (2.8) (4.9) (4.6) (12.3) Other charges and income F — (0.8) (2.8) (3.6) Non-GAAP $ 46.9 $ 50.4 $ 41.9 $ 139.2 As a percentage of Non-GAAP Net Revenues 10% 10% 8% 28 % Three Months Ended January 31, 2014 GAAP $ 50.5 $ 50.6 $ 50.9 $ 152.0 Other acquisition and restructure related, net D — — (1.2) (1.2) Stock based compensation E (4.1) (2.8) (8.3) (15.2) Other charges and income F — (0.4) (3.2) (3.6) Non-GAAP $ 46.4 $ 47.4 $ 38.2 $ 132.0 As a percentage of Non-GAAP Net Revenues 11% 11% 9% 30%

RECONCILIATION OF GAAP TO NON-GAAP NET REVENUES 26 See explanatory notes for A-C at the end of the appendix. $ in millions GAAP net revenues Amortization of step-down in deferred revenue at acquisition Non-GAAP net revenues Net revenues from businesses acquired in the past 12 months Non-GAAP organic net revenues Constant currency adjustment Non-GAAP organic net revenues at constant currency Note (A) (A) (B) (B) (C) (C) Three Months Ended January 31, 2015 North America $ 160.3 $ 0.1 $ 160.4 $ — $ 160.4 $ 0.3 $ 160.7 LAC 71.1 — 71.1 — 71.1 7.6 78.7 EMEA 180.0 0.5 180.5 — 180.5 12.6 193.1 Asia-Pacific 74.8 0.1 74.9 — 74.9 2.0 76.9 Total $ 486.2 $ 0.7 $ 486.9 $ — $ 486.9 $ 22.5 $ 509.4 Three Months Ended October 31, 2014 North America $ 149.1 $ (0.1) $ 149.0 LAC 82.1 — 82.1 EMEA 189.2 0.2 189.4 Asia-Pacific 70.1 0.1 70.2 Total $ 490.5 $ 0.2 $ 490.7 Three Months Ended January 31, 2014 North America $ 122.1 $ — $ 122.1 $ — $ 122.1 LAC 68.4 — 68.4 — 68.4 EMEA 185.2 1.1 186.3 — 186.3 Asia-Pacific 60.4 — 60.4 — 60.4 Total $ 436.1 $ 1.1 $ 437.2 $ — $ 437.2

RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW 27 See explanatory notes for H at the end of the appendix. Three Months Ended $ in millions Note January 31, 2015 October 31, 2014 July 31, 2014 April 30, 2014 Free Cash Flow GAAP net cash provided by operating activities H $ 41.1 $ 51.6 $ 58.9 $ 56.5 Less: GAAP capital expenditures H (19.6) (22.2) (20.9) (21.0) Free cash flow H $ 21.5 $ 29.4 $ 38.0 $ 35.5 Three Months Ended January 31, 2014 October 31, 2013 July 31, 2013 April 30, 2013 Free Cash Flow GAAP net cash provided by operating activities H $ 31.9 $ 54.9 $ 49.0 $ 79.2 Less: GAAP capital expenditures H (20.9) (17.2) (18.1) (21.4) Free cash flow H $ 11.0 $ 37.7 $ 30.9 $ 57.8

RECONCILIATION OF NET REVENUES GUIDANCE 28 See explanatory notes for A at the end of the appendix. Three Months Ending April 30, 2015 Year Ending October 31, 2015 Range of Guidance Range of Guidance GAAP net revenues $ 485 $ 489 $ 1,989 $ 1,999 Adjustments to net revenues A — — 1 1 Non-GAAP net revenues $ 485 $ 489 $ 1,990 $ 2,000

EXPLANATORY NOTES TO RECONCILIATIONS OF GAAP TO NON-GAAP ITEMS 29 Note A: Non-GAAP net revenues. Non-GAAP net revenues exclude the fair value decrease (step-down) in deferred revenue at acquisition. Note B: Non-GAAP organic net revenues. Verifone determines non-GAAP organic net revenues by deducting net revenues from businesses acquired in the past 12 months from non-GAAP net revenues. Net revenues from businesses acquired in the past 12 months consists of net revenues derived from the sales channels of acquired resellers and distributors, and net revenues from System solutions and Services attributable to businesses acquired in the 12 months preceding the respective financial quarter(s). For acquisitions of small businesses that are integrated within a relatively short time after the close of the acquisition, we assume quarterly net revenues attributable to such acquired businesses during the 12 months following acquisition remain at the same level as in the first full quarter after the acquisition closed. Note C: Non-GAAP organic net revenues at constant currency. Verifone determines non-GAAP organic net revenues at constant currency by recomputing non-GAAP organic net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. Verifone uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Note D: Merger and Acquisition Related. Verifone adjusts certain revenues and expenses for items that are the result of merger and acquisitions. Acquisition related adjustments include the amortization of purchased intangible assets, fixed asset fair value adjustments, contingent consideration adjustments, incremental costs associated with acquisitions, acquisition integration expenses and changes in estimate on contingencies that existed at the time of acquisition. Note E: Stock-Based Compensation. Our non-GAAP financial measures eliminate the effect of expense for stock-based compensation. Note F: Other Charges and Income. Verifone excludes certain revenue, expenses and other income (expense) that are the result of unique or unplanned events, such as benefits associated with the reversal of litigation loss contingency expense, certain costs incurred in connection with senior executive management changes, certain personnel and outside professional service fees incurred on initiatives to transform, streamline and centralize our global operations, and restructure and impairment charges related to certain exit activities initiated as part of our global transformation initiatives. In addition, income taxes are adjusted for the tax effect of the adjusting items related to our non-GAAP financial measures and to reflect our estimate of cash taxes on a non-GAAP basis. Under GAAP our Income tax provision (benefit) as a percentage of Income (loss) before income taxes was 9.0% for the fiscal quarter ended January 31, 2015, (5.3)% for the fiscal quarter ended October 31, 2014, and 30.1% for the fiscal quarter ended January 31, 2014. For non-GAAP purposes, we used a 14.5% rate for the fiscal quarters ended January 31, 2015, October 31, 2014 and January 31, 2014. Note G: Non-GAAP diluted shares. Diluted non-GAAP weighted average shares include additional shares that are dilutive for non-GAAP computations of earnings per share in periods when we have a non-GAAP net income and a GAAP basis net loss. Note H: Free Cash Flow. Verifone determines free cash flow as net cash provided by operating activities less capital expenditures.